UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

PINNACLE FINANCIAL PARTNERS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

PINNACLE FINANCIAL PARTNERS, INC.
PROXY/VOTING INSTRUCTIONS
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 19, 2022

The undersigned shareholder(s) hereby appoints Robert A. McCabe, Jr. or M. Terry Turner or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of Pinnacle Financial Partners, Inc. (the "Company"), which the undersigned would be entitled to vote if validly in attendance as a "Shareholder" at the 2022 Annual Meeting of Shareholders (the "Annual Meeting") to be in the Company's offices on the eighth floor of the Pinnacle at Symphony Place at 150 Third Avenue South, Nashville, TN 37201 and at any adjournments of the Annual Meeting, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the 2022 Annual Meeting, receipt of which are hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED "FOR" EACH OF THE NOMINEES IN PROPOSAL #1 AND "FOR" PROPOSALS #2 and #3. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side

VOTE BY INTERNET
Go to www.proxyvote.com

PINNACLE FINANCIAL PARTNERS, INC. 150 THIRD AVENUE SOUTH SUITE 900 NASHVILLE, TN 37201	Use the Internet to transmit your voting instructions and for electronic delivery of information. Common shareholders may vote up until 11:59 P.M. Eastern Time on April 18, 2022. For Participants in the 401(k) Plan, please vote the shares by April 12, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone phone to transmit your voting instructions. Common shareholders may vote up until 11:59 P.M. Eastern Time of April 18, 2022. For Participants in the 401(k) Plan, please vote the shares by April 12, 2022. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

PINNACLE FINANCIAL PARTNERS, INC.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.
1.To elect fifteen (15) persons to serve as directors, for a term of one year and until the due election and qualification of their successors:
Nominees:		2. To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.
1a.	Abney S. Boxley, III
1b.	Charles E. Brock
1c.	Renda J. Burkhart
1d.	Gregory L. Burns
1e.	Richard D. Callicutt, II	3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement for the annual meeting of shareholders.
1f.	Marty G. Dickens
1g.	Thomas C. Farnsworth, III
1h.	Joseph C. Galante
1i.	Glenda Baskin Glover
1j.	David B. Ingram
1k.	Decosta E. Jenkins
1l.	Robert A. McCabe, Jr.
1m.	Reese L. Smith, III
1n.	G. Kennedy Thompson
1o.	M. Terry Turner	NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.